Retained Earnings	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Retained earnings
40	Retained earnings
In accordance with the relevant laws and regulations, each of the Company’s subsidiaries, the Consolidated Affiliated Entities and Subsidiaries of Consolidated Affiliated Entities incorporated in the PRC is required to annually appropriate 10% of its after-tax
income to its statutory surplus reserve prior to payment of any dividends, unless such reserve funds have reached 50% of such entity’s registered capital. As of December 31, 2021 and 2022, the accumulated statutory surplus reserve was RMB4,240 million and RMB4,432 million, respectively. Such reserves are not available for dividend distribution.